UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2020

Clearway Energy LLC

(Exact name of Registrant as specified in its charter)

Delaware	333-203369	32-0407370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Carnegie Center, Suite 300, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 608-1525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Ninth Supplemental Indenture

On January 6, 2020, Clearway Energy Operating LLC (“Clearway Operating LLC”), a subsidiary of Clearway Energy LLC (“Clearway LLC”), the guarantors currently party to the 2026 Notes Indenture (defined below), CBAD Holdings II, LLC (the “Guaranteeing Subsidiary”) and Delaware Trust Company (as successor in interest to Law Debenture Trust Company of New York), as trustee (the “Trustee”), entered into the ninth supplemental indenture (the “Ninth Supplemental Indenture”), supplementing the indenture, dated as of August 18, 2016 (as amended or supplemented to the date hereof, the “2026 Notes Indenture”), by and among Clearway Operating LLC, the guarantors party thereto and the Trustee, pursuant to which Clearway Operating LLC issued $350,000,000 in aggregate principal amount of its 5.000% Senior Notes due 2026 (the “2026 Notes”).  Pursuant to the Ninth Supplemental Indenture, the Guaranteeing Subsidiary became a guarantor of Clearway Operating LLC’s obligations under the 2026 Notes.

The foregoing description of the Ninth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Ninth Supplemental Indenture, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Fifth Supplemental Indenture

On January 6, 2020, Clearway Operating LLC, the guarantors currently party to the 2025 Notes Indenture (defined below), the Guaranteeing Subsidiary and the Trustee also entered into the fifth supplemental indenture (the “Fifth Supplemental Indenture”), supplementing the indenture, dated as of October 1, 2018 (as amended or supplemented to the date hereof, the “2025 Notes Indenture”), by and among Clearway Operating LLC, the guarantors party thereto and the Trustee, pursuant to which Clearway Operating LLC issued $600,000,000 in aggregate principal amount of its 5.750% Senior Notes due 2025 (the “2025 Notes”).  Pursuant to the Fifth Supplemental Indenture, the Guaranteeing Subsidiary became a guarantor of Clearway Operating LLC’s obligations under the 2025 Notes.

The foregoing description of the Fifth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Fifth Supplemental Indenture, which is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.

First Supplemental Indenture

On January 6, 2020, Clearway Operating LLC, the guarantors currently party to the 2028 Notes Indenture (defined below), the Guaranteeing Subsidiary and the Trustee also entered into the first supplemental indenture (the “First Supplemental Indenture”), supplementing the indenture, dated as of December 11, 2019 (as amended or supplemented to the date hereof, the “2028 Notes Indenture”), by and among Clearway Operating LLC, the guarantors party thereto and the Trustee, pursuant to which Clearway Operating LLC issued $600,000,000 in aggregate principal amount of its 4.750% Senior Notes due 2028 (the “2028 Notes”).  Pursuant to the First Supplemental Indenture, the Guaranteeing Subsidiary became a guarantor of Clearway Operating LLC’s obligations under the 2028 Notes.

The foregoing description of the First Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the First Supplemental Indenture, which is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.	Document

4.1	Ninth Supplemental Indenture, dated as of January 6, 2020, among Clearway Energy Operating LLC, the guarantors named therein and Delaware Trust Company (as successor in interest to Law Debenture Trust Company of New York).
4.2	Fifth Supplemental Indenture, dated as of January 6, 2020, among Clearway Energy Operating LLC, the guarantors named therein and Delaware Trust Company.
4.3	First Supplemental Indenture, dated as of January 6, 2020, among Clearway Energy Operating LLC, the guarantors named therein and Delaware Trust Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearway Energy LLC
(Registrant)

	By:	/s/ Kevin P. Malcarney
Kevin P. Malcarney
General Counsel and Corporate Secretary

January 8, 2020

3